                         MASSMUTUAL INDEXED EQUITY FUND

                                1295 State Street
                        Springfield, Massachusetts 01111
                                1-(888)-743-5274

MassMutual Institutional Funds (the "Trust") is a professionally managed, open-end investment company designed to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. The Trust consists of separate series of shares, each of which has a distinctive investment objective. This Prospectus describes one of these series, MassMutual Indexed Equity Fund (the "Fund"), a diversified series of the Trust.

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio"), which is a series of Master Investment Portfolio, an open-end management investment company, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund and the Fund's investment experience corresponds directly with that of the Master Portfolio.

The Fund offers three classes of shares: Class A, Class Y and Class S. Each class is offered to different types of investors and has different expenses. See "Expense Information" and "How to Purchase, Exchange and Redeem Shares."

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Certain additional information about the Fund and the Trust is contained in a Statement of Additional Information dated July 1, 1998, as amended from time-to-time (the "SAI"), which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. This additional information is available without charge by writing to the Secretary, MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111-0111.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   DISTRIBUTOR
                              MML Distributors, LLC
                                1414 Main Street
                        Springfield, Massachusetts 01144

PROSPECTUS July 1, 1998, supplemented May 3, 1999.

Table Of Contents

                                                                            Page

Expense Information ......................................................     3
The Trust ................................................................     4
Investment Objective And Policies Of The Fund ............................     4
Investment Practices Of The Fund And Related Risks .......................     5
How To Purchase, Exchange And Redeem Shares ..............................     6
Master/Feeder Structure ..................................................     8
Management Of The Fund ...................................................     9
Description Of Shares ....................................................    10
How Fund Shares Are Priced ...............................................    10
Distributions And Taxation ...............................................    11
Investment Performance ...................................................    12
Glossary .................................................................    13
Disclaimer ...............................................................    13
Appendix - Additional Investment Policies ................................   A-1

Expense Information

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the class of shares that you purchase. The fee table shown below is meant to assist you in understanding these fees and expenses. The fee table shows two categories of expenses, Shareholder Fees and Annual Fund Operating Expenses. Shareholder Fees refer to fees paid directly from your investment. Annual Fund Operating Expenses refer to the costs of operating the Funds. These costs are deducted from a Fund's assets, which means you pay them indirectly. These expenses include indirect expenses incurred by the Master Portfolio in which the Fund invests.

----------------------------------------------------------------------------------------------------
                                                  Class A Shares   Class Y Shares   Class S Shares
----------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)         None             None             None

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)

Management Fees                                   .05%             .05%             .05%
Distribution and Service (Rule 12b-1) Fees        .25%             None             None
Other Expenses(1)                                 .55%             .40%             .37%
Total Annual Fund Operating Expenses (1)(2)       .85%             .45%             .42%
----------------------------------------------------------------------------------------------------

(1) Other Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, but restated to give effect to a reduction in the administrative service fees charged to the Fund effective on April 6, 1999.

(2) Employee benefit plans which invest in the Funds through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Funds may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

EXAMPLES: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $1,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------
               Class A Shares       Class Y Shares       Class S Shares
---------------------------------------------------------------------------
1 year         $ 9                  $ 5                  $ 4
3 years        $27                  $14                  $13

5 years        $47                  $25                  $24

10 years       $105                 $57                  $53
---------------------------------------------------------------------------

The Trust

The Trust is an open-end, management investment company designed to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the "Declaration of Trust"). The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. For more information concerning the management of the Trust, reference should be made to the SAI.

Investment Objective And Policies Of The Fund

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. This investment objective is fundamental and cannot be changed without the vote of a majority of the Fund's outstanding voting shares./1/
There can be no assurance that the Fund will achieve its investment objective; the success of the Fund depends to a great extent upon changes in market conditions.

The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio, an open-end, management investment company ("MIP"). The Master Portfolio has substantially the same fundamental investment objective as the Fund. The Master Portfolio seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")./2/ The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

The Master Portfolio has represented that no attempt is made to manage its portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index. Under normal market conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the S&P 500 Index. The Master Portfolio has also represented that it attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets, before expenses, and the total return of the S&P 500 Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio's net assets increased or decreased exactly as the total return of the S&P 500 Index increased or decreased.

The Master Portfolio's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things, the Fund's and the Master Portfolio's expenses, the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of shareholder purchases and redemptions of both the Fund and the Master Portfolio. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index. Barclays Global Fund Advisors, the Master Portfolio's investment adviser ("BGFA"), regularly monitors the Master Portfolio's correlation to the S&P 500 Index and adjusts the portfolio of the Master Portfolio to the extent necessary to achieve a correlation of at least 95% with the S&P 500 Index. The Fund's performance will correspond directly to the experience of the Master Portfolio.

--------
/1/ As used in this Prospectus, a majority of the outstanding voting shares of the Fund means the lesser of (a) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (b) more that 50% of the Fund's outstanding shares.

/2/ S&P does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio's investment adviser, the Master Portfolio or the Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)," are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund and the Master Portfolio. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund and the Master Portfolio. S&P's only relationship to the Fund and the Master Portfolio is the licensing of certain trademarks and trade names of S&P. The S&P 500 Index is determined, composed and calculated by S&P without regard to the Fund or the Master Portfolio.

In seeking to replicate the performance of the S&P 500 Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions, and may lend its portfolio securities, each of which involves risk. Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index and in futures and options on stock index futures. The Master Portfolio may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity. See "Appendix - Additional Investment Policies."

Investment Practices Of The Fund And Related Risks

General

The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a part of an overall investment program and should invest only if they are willing to undertake the risks involved. For additional information on the risks involved in investing in the Fund, see "Appendix - Additional Investment Policies."

Equity Securities

The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first half of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue or even be maintained. Changes in the value of the Master Portfolio's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Use of Derivatives

The Master Portfolio may engage in futures and options transactions and other derivative securities transactions. These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset or index. The derivatives the Master Portfolio may use include stock index futures. While derivatives can be used effectively in furtherance of the Master Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Master Portfolio's net asset value and can decrease the accurate pricing of the Master Portfolio's portfolio. See "Appendix
- Additional Investment Policies" and "Additional Investment Policies" in the
SAI.

Foreign Securities

Since the stocks of some foreign issuers are included in the S&P 500 Index, the Master Portfolio's portfolio may contain securities of such foreign issuers, as well as American Depositary Receipts and similar instruments, which may subject the Master Portfolio to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the value of the securities of a foreign issuer to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Year 2000 Issue

Like other businesses and governments around the world, the Fund and the Master Portfolio could be adversely affected if the computer systems used by the Fund's and Master Portfolio's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MassMutual, the Fund's administrator, began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems and applications software to address the Year 2000 issue. MassMutual has advised the Fund that this is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers and others with which MassMutual and the Fund conduct business in order to identify and resolve Year 2000 issues. The Master Portfolio has advised the Fund that its principal service providers are working on necessary changes to their systems and that they expect their systems to be adapted on time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Master Portfolio invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

Other Investment Considerations

Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold at the same time by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

Fundamental Investment Restrictions

For a description of fundamental investment restrictions of the Fund which may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund, reference should be made to the SAI.

How To Purchase, Exchange And Redeem Shares

Features and Eligibility Requirements of Each Class

The Fund offers three Classes of shares: Class S, Class Y and Class A. The shares offered by this Prospectus are Class S, Class Y and Class A shares. None of the Classes of shares has up-front or deferred sales charges. Only Class A shares charge a 12b-1 fee.

Class S and Class Y shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through retail distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment adviser for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

Class A Shares

Eligible Purchasers.  Class A shares may be purchased by:

 .    Qualified plans under Internal Revenue Code of 1986 (the "Code") Section
     401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;
 .    Individual retirement accounts described in Code Section 408; and
 .    Other institutional investors, nonqualified deferred compensation plans, and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A Shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A Shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

 .    Non-qualified deferred compensation plans;
 .    Registered mutual funds;
 .    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally or are expected to exceed $5 million; and
 .    Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

 .    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally or are expected to exceed $100 million;
 .    Registered mutual funds; and
 .    Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Class A Shares - Distribution and Service (Rule 12b-1) Fees

Class A shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of an Investor's money is invested in the Fund.

Distribution and Service (Rule 12b-1) Fees. The Fund has adopted a Rule 12b-1 Plan for Class A shares of the Fund. Under the Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Compensation under the Plan for service fees will be paid to MassMutual and compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries.

The Class A 12b-1 Plan is of a type known as a compensation plan. This means that although the Trustees are expected to take into account the expenses of MassMutual and the Distributor, the fees are payable to compensate MassMutual and the Distributor for services rendered even if the amount paid by the Fund exceeds MassMutual's or the Distributor's expenses. See the SAI for a description of the types of permissible distribution and service fee expenditures by the Distributor and MassMutual, respectively.

Class Y Shares - No Sales Charges

Class Y shares of the Fund are not subject to front-end sales charges. Therefore, 100% of an Investor's money is invested in the Fund. In addition, Class Y shares of the Fund are not subject to deferred sales charges or to any distribution or service fees.

Class S Shares - No Sales Charges

SIAs purchase Class S shares directly from the Fund without a front-end sales charge. Therefore, 100% of an SIA Investor's money is invested in the Fund. In addition, Class S shares of the Fund are not subject to any deferred sales charges or any distribution or service fees.

Purchase of Shares

Shares of the Trust are offered on each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Purchase orders received by the Transfer Agent from MassMutual (as servicing agent of the Distributor) on a Business Day prior to 4:00 p.m., Eastern Time, will be processed based on that day's closing net asset value.

Plan Investors purchasing group annuity contracts from MassMutual which have the Fund as an investment option under their Plans ("Group Annuity Investors") and Rollover IRAs must place their purchase orders with MassMutual (as servicing agent of the Distributor) at its home office and must be accompanied by sufficient funds. Acceptable methods of payment include checks, federal funds wires, and automated clearing house transactions ("ACH"). MassMutual, as servicing agent of the Distributor, will not transmit a purchase order to the Trust's Transfer Agent until MassMutual has determined that the purchase order is in good form. Generally, a purchase order will be determined by MassMutual to be in good form if such order: (1) includes all information and documentation necessary to make appropriate Investor, Plan, trustee and/or Plan Participant/3/ (if applicable) allocations to the Fund and/or other investment options under the Plan; and (2) is received by MassMutual at its home office prior to the close of the NYSE. Purchase orders by wire will be in good form only upon receipt by MassMutual of: (1) immediately available funds, deposited to the appropriate MassMutual account; and (2) a confirmation of the wire receipt. Any order to purchase Fund shares which is received by MassMutual after the close of the NYSE on a Business Day will be transmitted to the Trust's Transfer Agent on the next Business Day. For more specific information regarding what information and documentation are necessary for MassMutual to determine that a purchase order is in good form with respect to a particular Plan, Plan Investors should refer to Plan Documents.

For non-qualified deferred compensation plans eligible to purchase Class Y shares that have entered into an administrative services agreement with MassMutual, Class Y shares will be purchased directly by the Plan's trustee pursuant to the terms of the administrative services agreement. Investors Bank & Trust Company may serve as a Plan's trustee under the terms of the administrative services agreement. MassMutual separate investment accounts may purchase Class A, Class Y and Class S shares directly from the Trust. Other Investors eligible to purchase Class A and Class Y shares that have entered into an administrative services or other agreement with MassMutual must place purchase orders in accordance with the terms of such administrative services or other agreement. All other Investors must enter into an agreement permitting direct purchases from the Trust.

The sale of Trust shares will be suspended during any period when the determination of net asset value is suspended. The sale of Trust shares also may be suspended by the Board of Trustees whenever the Board determines that it is in the Trust's best interest to do so. The Trust, in its complete discretion, may reject any order for purchase of its shares.

------------------------------------------
/3/ See "Glossary" for a definition of Plan Participant.

Exchange Privileges and Procedures

Investors have the privilege of exchanging shares of the Fund for the same class of shares of another series of the Trust, subject to the provisions of Plan Documents, any administrative services or other agreement with MassMutual and applicable laws, including state insurance laws. However, exchanges may be restricted or refused by the Fund if, in the opinion of the Trust: (1) an Investor has engaged in excessive trading; (2) the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets; or (3) a pattern of exchanges coincides with a "market timing" strategy that might be disruptive to the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group of persons, if, in the Trust's judgment, the Fund would be unable to invest the funds effectively in accordance with its investment objective and policies, or otherwise potentially would be adversely affected. The Trust reserves the right on 60 days' written notice to modify or terminate the exchange privilege. Furthermore, any exchange limits imposed by the Trust may be modified, in the sole discretion of the Trust, for Plan Investors so that the Trust's exchange privileges are consistent with Plan or group annuity contract exchange limits as set forth in Plan Documents and Department of Labor regulations. Plan Investors and Plan Participants should refer to Plan Documents and related materials to determine what, if any, exchange limitations apply to them.

For Group Annuity Investors and Rollover IRAs, exchange requests must be delivered to MassMutual at its home office. An Investor that has entered into an administrative services or other agreement with MassMutual must deliver exchange requests in good form pursuant to the terms of its administrative services or other agreement. All other Investors must deliver exchange requests in good form to the Transfer Agent.

Any exchange will involve the redemption of shares and the purchase of shares in another series of the Trust on the basis of the next calculated net asset value per share of each series of the Trust after the exchange request is received by the Transfer Agent. Exchange requests will not be transmitted to the Transfer Agent until determined to be in good form./4/

Redeeming Shares

For Group Annuity Investors and Rollover IRAs, redemption requests must be sent to MassMutual at its home office. An Investor that has entered into an administrative services or other agreement with MassMutual must deliver redemption requests in good form pursuant to the terms of its administrative services or other agreement. All other Investors must deliver redemption requests in good form to the Transfer Agent.

The Fund redeems its shares at their net asset value as next computed after receipt by the Transfer Agent of a request for redemption. Redemption requests will not be transmitted to the Transfer Agent until determined to be in good form. Redemption payments will be made within seven days after receipt of the written request therefor by the Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations. When redemption is requested of shares recently purchased by check, payment may be delayed until the check has been collected, which may take up to 15 days from receipt of the check.

Master/Feeder Structure

The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio which has substantially the same investment objective as the Fund. See "Investment Objective And Policies of the Fund." In addition to selling its shares to the Fund, the Master Portfolio has sold and may continue to sell its shares to certain other mutual funds or other accredited investors. Information regarding additional options, if any, for investment in shares of the Master Portfolio is available from Stephens Inc., the Master Portfolio's placement agent ("Stephens"), and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options investing in the Master Portfolio may differ from those of the Fund.

The Fund is liable for its proportionate share of the obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. If a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur. See "Expense Information" for additional description of the Fund's and Master Portfolio's expenses.

The Master Portfolio's investment objective and other fundamental policies, which are substantially the same as those of the Fund, cannot be changed without the vote of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Master Portfolio's outstanding voting interests. On the other hand, certain policies of the Master Portfolio which are non-fundamental can be changed by vote of a majority of the MIP Board of Trustees without a vote of interestholders.

Whenever the Fund is requested to vote on matters pertaining to the Master Portfolio, the Trust will either hold a meeting of the Fund's shareholders and will cast its votes as instructed by Fund shareholders, or vote the shares of the Master Portfolio held by it in the same proportion as the vote of all

---------------------------------------
/4/ See "Purchase of Shares" above for a discussion of the term "in good form."

other holders of such security. If the Fund is requested to vote on matters pertaining to the Master Portfolio and the Fund holds a meeting of the Fund's shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. If the Master Portfolio's investment objective or policies are changed, the Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio interests and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

Information on the Fund's and Master Portfolio's investment objectives, policies and restrictions is included under "Investment Objective and Policies of the Fund" and "Appendix - Additional Investment Policies" in this Prospectus and in corresponding sections of the SAI.

As of June 1, 1998, the S&P 500 Stock Fund of MasterWorks Funds Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 88.41% of the outstanding voting securities of the Master Portfolio and could be considered a "controlling person" of the Master Portfolio for purposes of the 1940 Act.

Management Of The Fund

General

The Fund has not retained the services of an investment adviser because the Fund's assets are invested in the Master Portfolio, which has retained investment advisory services. See "Master Portfolio Investment Adviser" below. However, the Fund bears a pro rata portion of the investment advisory and certain other fees paid by the Master Portfolio, such as accounting, legal and SEC registration fees. The Fund is also responsible for its own expenses relating to, among other things, administrative, custodial and fund accounting services, and transfer and dividend-disbursing agency services.

Master Portfolio Investment Adviser

BGFA serves as investment adviser to the Master Portfolio. Pursuant to an Investment Advisory Contract with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets, subject to the overall authority of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolio. MIP is registered under the 1940 Act as an open-end management investment company. MIP was organized on October 21, 1993 as a Delaware business trust.

BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI") which, in turn, is an indirect subsidiary of Barclays Bank PLC ("Barclays"). BGFI and BGI are located at 45 Fremont Street, San Francisco, California 94105. BGFA serves as investment adviser or sub-investment adviser to several registered open-end management investment companies and has been registered with the SEC as an investment adviser since 1984. As of April 30, 1998, BGFA and its affiliates managed, administered and advised approximately $575 billion of assets. For its advisory services to the Master Portfolio, BGFA is contractually entitled to receive from the Master Portfolio a monthly fee at the annual rate of .05% of the Master Portfolio's average daily net assets. For the fiscal year ended February 28, 1998, BGFA received amounts equal to .05% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which the Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolio. BGFA has informed the Master Portfolio that in making investment decisions BGFA does not obtain or use material inside information in its possession.

Independent legal counsel to MIP and special counsel to BGFA has advised MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Fund Administrator and Sub-Administrator

MassMutual has entered into an administrative services agreement with the Fund pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some class expenses, such as federal and state registration fees, printing and postage. The Fund is responsible for (i) its pro rata portion of certain fees and expenses paid by the Master Portfolio, which may include but are not limited to custody, sub-administration, accounting, legal, audit, SEC registration , brokerage and other expenses connected to the execution of portfolio transactions, trustees and any extraordinary expenses and (ii) certain other expenses of the Fund, including brokerage, taxes, interest, fees and expenses of non-interested trustees, legal fees, any required trademark licensing fees, custody and audit fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the administrative services agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly for the administrative services performed at annual rates of the average daily net assets of the applicable class of shares of the Fund as follows:
 .5345% for Class A shares; .3845% for Class Y Shares; and .3545% for Class S Shares.

MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company ("IBT"). As sub-administrator, IBT generally assists in all aspects of Fund administration. IBT is compensated by MassMutual for providing administrative services to the Fund. IBT also serves as the sub-administrator to the Master Portfolio and is compensated by BGI for providing administrative services to the Master Portfolio.

Fund Distributor, Transfer Agent, Dividend Disbursing Agent and Custodian

MML Distributors, LLC acts as Distributor to the Fund. MML Distributors, LLC is a majority owned subsidiary of MassMutual. MML Distributors, LLC may serve as a distributor of securities issued by other investment companies.

IBT serves as the Fund's Sub-Administrator, Transfer Agent, Dividend Disbursing Agent and Custodian. As Custodian, IBT has custody of the Fund's securities, and maintains certain financial and accounting books and records.

Master Portfolio Co-Administrators and Placement Agent

Stephens, located at 111 Center Street, Little Rock, Arkansas 72201, and BGI, serve as the Master Portfolio's co-administrators pursuant to a Co-Administration Agreement with the Master Portfolio. Under the Co-Administration Agreement, Stephens and BGI provide general supervision of the operations of the Master Portfolio, other than the provision of investment advice. The administrative services provided to the Master Portfolio also include coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interestholder reports and general supervision of data compilation in connection with preparing periodic reports to MIP's Board of Trustees and officers. In addition, Stephens furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's trustees, officers and employees who are affiliated with Stephens. BGI has delegated certain of its administrative duties to IBT. IBT, as sub-administrator, is compensated by BGI for performing certain administrative services. Stephens and BGI are not currently entitled to compensation for providing administrative services to the Master Portfolio. Stephens also serves as the placement agent of the Master Portfolio's shares but does not receive compensation for acting as placement agent.

Master Portfolio Custodian, Transfer and Dividend-Disbursing Agent

IBT acts as custodian, transfer agent and dividend disbursing agent to the Master Portfolio.

Description Of Shares

The Trust is a professionally managed, open-end, series investment company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other share of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation, a pro rata share of the net assets of that class remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and non-assessable and have no preemptive or subscription rights. Under the Trust's Declaration of Trust, the Board of Trustees is authorized to create new series and classes without shareholder approval. To date, shares of twelve separate series have been authorized, one of which constitutes the interests in the Fund described in this Prospectus.

Shares of the Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of net asset value per share of the Fund or class for each share held as to any matter on which such shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Special meetings may be called for such purposes as electing Trustees, voting on management agreements and with respect to such additional matters relating to the Trust as may be required by the Trust's Declaration of Trust and the 1940 Act. See also "Master/Feeder Structure." Shareholder inquiries regarding the Fund should be directed to MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111-0001.

How Fund Shares Are Priced

The net asset value (closing price) of the Fund is determined once daily at 4:00 p.m., Eastern Time, on each day on which the NYSE is open for trading.

The net asset value for shares of a class of the Fund is computed by adding the value of the Fund's portfolio investments (i.e., the value of its investments in the Master Portfolio) plus cash and other assets, if any, attributable to that class, less any liabilities, and dividing the resulting total by the total outstanding shares of the class. The net asset value of each class is expected to fluctuate daily.

The Fund's investment in the Master Portfolio is valued at the Fund's proportionate interest in the net asset value of the Master Portfolio. The Master Portfolio calculates the net asset value of its shares on the same days and at the same time as the Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Master Portfolio's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by MIP's Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing the Master Portfolios' investments, see "Valuation of Portfolio Securities" in the SAI.

A dealer or other organization selling shares of the Fund may receive different levels of compensation for selling one class of shares over another. Class A shares of the Fund, which may be purchased at the net asset value per share next determined after receipt of a purchase request in good order, are subject to the service and distribution fees under Rule 12b-1, as set forth and expressed on an annual basis under "Expense Information."

MassMutual may directly, or through the Distributor, pay cash compensation to persons who provide services on behalf of Class Y shares. This compensation is paid by MassMutual, not from Fund assets. MassMutual may pay intermediaries up to .15% of the amount invested for the servicing of Class Y shares. The payments on account of Class Y shares will be based on criteria established by MassMutual. Compensation paid to brokers or other intermediaries for selling or providing services on account of Class A shares is described above under "Class A Shares Distribution and Service (Rule 12b-1) Fees". Where Class Y shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A or Class Y shares will be paid quarterly, in arrears.

Distributions And Taxation

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a regulated investment company, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, if the Fund fails to distribute at least 98% of such income and gain in the calendar year in which it is earned, the undistributed amount will be subject to a 4% excise tax.

The Fund seeks to qualify as a regulated investment company by investing all of its assets in the Master Portfolio. Based upon the classification of the Master Portfolio as a non-publicly traded partnership for federal income tax purposes, MIP believes that the Master Portfolio will not be subject to federal income tax and will be deemed to "pass through" any interest, dividends, gains and losses of the Master Portfolio to the Fund in proportion to the Fund's interest in the Master Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have recognized its allocable share of such income, regardless of whether or not such income has been distributed by the Master Portfolio. However, the Master Portfolio has represented that it seeks to minimize recognition by the Fund and other investors of interest, dividends and gains without a corresponding distribution.

Many Investors, including most tax qualified Plan Investors, may be eligible for preferential federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective Investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, either directly or indirectly through a life insurance company separate account, should consult its tax advisers about the federal, state and local tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of the Fund. Investors that do not receive preferential tax treatment are subject to federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gain are taxable to the shareholder as ordinary income whether received in cash or additional shares. Designated long-term capital gain distributions are taxable as long-term capital gain whether distributed in cash or additional shares and regardless of how long the Investor has owned shares of the Fund; however, a loss recognized from the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains distributions. Under the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a 28% or 20% tax rate, depending on the holding period in the portfolio investments. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Investors should consult with their tax advisers for additional information concerning the federal, state and local tax consequences of purchasing shares of the Fund.

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually or at other times as necessary to meet regulatory requirements. Distributions shall be paid in full and fractional shares of the applicable class of the Fund at net asset value on the first Business Day after the record date for the distribution, unless, subject to such terms and conditions of the underlying Plan Documents, the Investor has elected to receive dividend payments in cash. Dividends paid for a class of the Fund will vary in relation to the expenses of that class.

Investment Performance

The Fund commenced operations on March 1, 1998. The Fund calculates the performance for each Class for periods commencing prior to March 1, 1998, by including the corresponding total return of the Master Portfolio (which includes, for the period from July 2, 1993 through May 25, 1994, the performance of its predecessor) adjusted to reflect the deduction of the anticipated fees and expenses applicable to each class of the Fund as stated in the Fee Table. See "Expense Information." These fees and expenses include, in the case of Class A shares, Rule 12b-1 fees. The Master Portfolio's predecessor, a regulated investment company which commenced operations on July 2, 1993, converted into a master/feeder structure on May 25, 1994 by exchanging all of its assets for beneficial interests in the Master Portfolio. The Master Portfolio commenced operations on May 26, 1994, with the same investment adviser, the same investment objective and substantially similar investment policies as its predecessor.

The Fund from time-to-time may advertise certain investment performance figures. These figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Fund. The Fund may advertise its total return and its holding period return (also known as cumulative total return) for various periods of time. Total return is calculated by determining, over a period of time as stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time (as stated in the advertisement), assuming reinvestment of all distributions. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

Average Annual Total Return for the year ended February 28, 1999.
---------------------------
--------------------------------------------------------------------------------
                                              Class A      Class Y      Class S
--------------------------------------------------------------------------------
1 Year                                         18.40%       18.98%       19.13%
--------------------------------------------------------------------------------
3 Years                                        25.53%       26.03%       26.22%
--------------------------------------------------------------------------------
5 Years                                        22.81%       23.29%       23.49%
--------------------------------------------------------------------------------
Since Inception (July 2, 1993)                 20.84%       21.33%       21.53%
--------------------------------------------------------------------------------

The quoted performance data includes the performance of the Master Portfolio (adjusted as described above) for all periods before March 1, 1998. Past performance is not predictive of future performance. Employee benefit plans that invest Plan Assets in MassMutual SIAs that purchase Class S shares may be subject to certain other charges as set forth in their respective Plan Documents. Investors that enter into an administrative services or other agreement with MassMutual may also be subject to certain charges as set forth in their respective agreements. Total return figures would be lower if they reflected these charges.

Glossary

Investor: includes a plan sponsor, plan fiduciary, trustee, institutional investor, insurance company separate investment account, and/or any other person or entity described in the Prospectus as an eligible purchaser of shares, that purchases shares of the Trust and is hereinafter referred to as Investor or collectively referred to as Investors. An Investor that is a separate investment account of MassMutual is referred to as an SIA Investor to the extent it invests in the Trust. Investors that are purchasing shares of the Fund on behalf of a Plan are sometimes referred to as Plan Investors. The term Investor does not include a Plan Participant.

Plan: refers to all defined contribution and defined benefit retirement plans and any other employee retirement arrangement that invests in the Fund, including non-qualified deferred compensation plans and tax sheltered annuity plans.

Plan Assets:  assets held by the Plan trustee of a particular Plan.

Plan Participant: includes active, deferred and suspended Plan Participants on whose behalf Plan Assets are invested, as well as any other individual included in the computation of active participants under the appropriate Form 5500 filed with the Internal Revenue Service, if applicable.

Plan Documents: refer to the documents that created and are related to a particular employee benefit plan. These documents might include trust documents, insurance contracts (including group annuity contracts), administrative service agreements and other agreements for the provision of services or benefits for the plan and its participants.

Disclaimer

NEITHER THE FUND NOR THE MASTER PORTFOLIO IS SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P"). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE FUND, THE MASTER PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P WITHOUT REGARD TO THE FUND. S&P HAS
NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND'S SHARES OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND'S SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND'S SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND'S SHARES.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR
ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The name MassMutual Institutional Funds is the designation of the Trust under a Declaration of Trust dated May 28, 1993, as amended. The obligations of the Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the property of the relevant series of the Trust shall be bound.

Appendix - Additional Investment Policies

Portfolio Securities

The Master Portfolio, subject to the terms of this Prospectus and the Fund's SAI, may invest in the securities described below.

U.S. Government Obligations - The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Securities of Non-U.S. Issuers - The Master Portfolio may invest in certain securities of non-U.S. issuers as discussed below.

Obligations of Foreign Governments, Banks and Corporations - The Master
----------------------------------------------------------
Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

American Depositary Receipts and Similar Instruments - To the extent necessary
----------------------------------------------------
to replicate the investment characteristics of the S&P 500 Index, the Master Portfolio may invest in foreign securities through American Depositary Receipts ("ADRs") and similar instruments convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. Stock Exchange, that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.

Short-Term Instruments and Temporary Investments - The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations - The Master Portfolio may invest in bank obligations,
----------------
including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Commercial Paper and Short-Term Corporate Debt Instruments - The Master
----------------------------------------------------------
Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Repurchase Agreements - The Master Portfolio may enter into repurchase
---------------------
agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Master Portfolio, and all repurchase transactions must be collateralized. The Master Portfolio may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by BGFA. See "Additional Investment Policies" in the SAI for additional information.

Investment Company Securities - The Master Portfolio may invest in securities issued by other open-end investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange-listed closed-end funds.

Futures Contracts and Options Transactions - The Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities.

A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and exchange traded options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial

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

losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index Futures - The Master Portfolio
------------------------------------------------------
may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities.

A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position. Currently, the Master Portfolio intends to limit its investments in such instruments to S&P 500 Index futures and options thereon.

Loans of Portfolio Securities - The Master Portfolio may lend securities from its portfolio to domestic brokers, dealers and financial institutions (but not individuals) in order to increase the return on the Master Portfolio's portfolio. The value of the loaned securities may not exceed one-third of the Master Portfolio's total assets and loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Master Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. See "Additional Investment Policies" in the SAI for additional information.

Borrowing Money - As a fundamental policy, the Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Master Portfolio's total assets, the Master Portfolio will not make any new investments.

Floating- and Variable-Rate Obligations - The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Illiquid Securities - The Master Portfolio may hold up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions - The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the BGFA.

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